                                                                      EX-99.B(m)


                                   FUNDS TRUST
                                   12B-1 PLAN

                                   APPENDIX A

--------------------------------------------------------------------------------
Funds Trust                                                         Maximum
Funds and Share Classes                                          Rule 12b-1 Fee
--------------------------------------------------------------------------------
1.   Asset Allocation Fund
         Class B                                                      0.75
         Class C                                                      0.75
--------------------------------------------------------------------------------
2.   California Limited Term Tax-Free Fund
         Class C                                                      0.75
--------------------------------------------------------------------------------
3.   California Tax-Free Fund
         Class B                                                      0.75
         Class C                                                      0.75
--------------------------------------------------------------------------------
4.   Colorado Tax-Free Fund
         Class B                                                      0.75
--------------------------------------------------------------------------------
5.   Diversified Equity Fund
         Class B                                                      0.75
         Class C                                                      0.75
--------------------------------------------------------------------------------
6.   Equity Income Fund
         Class B                                                      0.75
         Class C                                                      0.75
--------------------------------------------------------------------------------
7.   Equity Index Fund
         Class B                                                      0.75
--------------------------------------------------------------------------------
8.   Equity Value Fund
         Class B                                                      0.75
         Class C                                                      0.75
--------------------------------------------------------------------------------
9.   Growth Balanced Fund
         Class B                                                      0.75
         Class C                                                      0.75
--------------------------------------------------------------------------------
10.  Growth Equity Fund
         Class B                                                      0.75
         Class C                                                      0.75
--------------------------------------------------------------------------------
11.  Growth Fund
         Class B                                                      0.75
--------------------------------------------------------------------------------
12.  High Yield Bond Fund
         Class B                                                      0.75
         Class C                                                      0.75
--------------------------------------------------------------------------------
13.  Income Fund
         Class B                                                      0.75
--------------------------------------------------------------------------------
14.  Income Plus Fund
         Class B                                                      0.75
         Class C                                                      0.75
--------------------------------------------------------------------------------
15.  Index Allocation Fund
         Class B                                                      0.75
         Class C                                                      0.75
--------------------------------------------------------------------------------
16.  Inflation-Protected Bond Fund
         Class B                                                      0.75
         Class C                                                      0.75
--------------------------------------------------------------------------------
17.  Intermediate Government Income Fund
         Class B                                                      0.75
         Class C                                                      0.75
--------------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   18.  International Equity Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   19.  Large Cap Appreciation Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   20.  Large Company Growth Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   21.  Limited Term Government Income Fund
            Class B                                                       0.75
   -----------------------------------------------------------------------------
   22.  Liquidity Reserve Money Market Fund
            Investor Class                                                0.25
   -----------------------------------------------------------------------------
   23.  Mid Cap Growth Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   24.  Minnesota Tax-Free Fund
            Class B                                                       0.75
   -----------------------------------------------------------------------------
   25.  Money Market Fund
            Class B                                                       0.75
   -----------------------------------------------------------------------------
   26.  National Tax-Free Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   27.  Outlook Today Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   28.  Outlook 2010 Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   29.  Outlook 2020 Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   30.  Outlook 2030 Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   31.  Outlook 2040 Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   32.  Overland Express Sweep Fund                                       0.30
   -----------------------------------------------------------------------------
   33.  SIFE Specialized Financial Services Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   34.  Small Cap Growth Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   35.  Small Company Value Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------
   36.  Specialized Health Sciences Fund
            Class B                                                       0.75
            Class C                                                       0.75
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   37. Specialized Technology Fund
           Class B                                                        0.75
           Class C                                                        0.75
   -----------------------------------------------------------------------------
   38. Stable Income Fund
           Class B                                                        0.75
   -----------------------------------------------------------------------------
   39. WealthBuilder Growth and Income Portfolio                          0.75
   -----------------------------------------------------------------------------
   40. WealthBuilder Growth Balanced Portfolio                            0.75
   -----------------------------------------------------------------------------
   41. WealthBuilder Growth Portfolio                                     0.75
   -----------------------------------------------------------------------------

Approved by the Board of Trustees: March 26, 1999, as amended on May 9, 2000, July 25, 2000, February 6, 2001, May 8, 2001, August 7, 2001, November 6, 2001,
February 5, 2002, May 7, 2002, August 6, 2002, and November 5, 2002.

Most recent annual approval date: August 6, 2002.